UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2026

BRAVO MULTINATIONAL INCORPORATED
(Exact name of registrant as specified in its charter)

Wyoming	000-53505	85-4068651
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices)

2020 General Booth Blvd., Suite 230

Virginia Beach, VA 23454

Registrant’s telephone number:

757-306-6090

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). ☐ Yes ☒ No

Item 1.01- Entry into a Definitive Material Agreement

Effective as of September 18, 2026, Bravo Multinational Incorporated, a Wyoming corporation (the “Company”), entered into and/or adopted the following agreements

Share Purchase Agreement

The Company entered into a Share Purchase Agreement (the “SPA”) with MWP Entertainment Group, LLC. a Nevada limited liability company (“MWP”), pursuant to which the Company issued 1,621,026 shares of the Company’s Series A Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), to MWP. Each share of Preferred Stock is convertible into 100 shares of the Company's common stock, par value $0.0001 per share (the “Common Stock”), and carries voting and dividend rights equivalent to 100 shares of Common Stock.  In addition, the Preferred Stock votes with the Common Stock (on an as-converted basis) with respect to matters submitted to a vote of the holders of Common Stock.

The aggregate consideration for the Preferred Stock was $3,161,000, consisting of:

(i) perpetual content and software licenses (described below under “Content License Agreement” and “Software License Agreement”) with an agreed discounted value of $2,500,000;

(ii) a cash investment of $400,000, payable by wire transfer on or before October 5, 2026 (with 205,128 shares of Preferred Stock subject to forfeiture in the event such payment is not timely made); and

(iii) forgiveness of $261,000 in loans previously made by MWP to the Company.

The per-share price of the Preferred Stock was calculated using a Common Stock Price of $0.0195, representing the 10-day volume-weighted average price (“or“ VWAP”) of the Common Stock ending September 17, 2026.

The SPA contains customary representations and warranties by each of the Company and MWP. The Company’s fundamental representations survive indefinitely, and its non-fundamental representations survive for one year following the closing date. The Company has agreed to indemnify MWP and its affiliates for breaches of the Company’s representations, warranties, covenants and agreements contained in the SPA, which indemnification is the sole and exclusive remedy for such breaches.

Closing of the transactions contemplated by the SPA occurred simultaneously with execution on September 18, 2026.

The foregoing description of the SPA is a summary only and is qualified in its entirety by reference to SPA, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Option Agreement

Concurrently with the closing of the SPA and pursuant to the terms thereof, the Company entered into an Option Agreement (the “Option Agreement”) with MWP, pursuant to which the Company granted MWP an option to purchase additional shares of Preferred Stock at the same per share price under the SPA for an aggregate purchase price of $1,500,000. The option is exercisable only in whole (no partial exercise is permitted) during the one-year period beginning on the closing date and ending on September 18, 2027. The option is freely assignable by MWP without the Company’s consent.

The foregoing description of the Option Agreement is a summary only and is qualified in its entirety by reference to the Option Agreement, a copy of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Content License Agreements

Concurrently with the closing of the SPA and pursuant to the terms thereof, the Company entered into (i) a Content License Agreement (the “Content License Agreement”) with MWP, pursuant to which MWP granted the Company an exclusive, perpetual (subject to termination), worldwide, fully paid-up, royalty-free, sublicensable (solely in connection with the Company’s business) and non-transferable license to a video library of concert performances, live events, comedy specials and related entertainment content (the “Licensed Content”) for exploitation through an on-demand or streaming content delivery service to be developed by the Company based on the Licensed Software (as defined below), and (ii) a Software License Agreement (the “Software License Agreement”) with MWP, pursuant to which MWP granted the Company a non-exclusive, non-transferable, worldwide, perpetual (subject to termination), fully paid-up, royalty-free license to certain streaming-platform software, including web, mobile and smart-TV applications, content management, analytics and deployment infrastructure (the “Licensed Software”).

The Content License Agreement  and the Software License Agreement comprise the $2,500,000 agreed discounted license value under the SPA.

The foregoing descriptions of the Content License Agreement and the Software License Agreement are summaries only and are qualified in their entirety by reference to the Content License Agreement and the Software License Agreement, copies of which are attached hereto as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference.

Shareholder Rights Plan

At the special meeting held on September 18, 2026 (the “Special Meeting”), the Board of Directors of the Company adopted a Shareholder Rights Plan, substantially in the form attached hereto as Exhibit 4.1 (the “Rights Plan”), and authorized the officers of the Company to engage a rights agent to administer the Rights Plan. Under the Rights Plan, the Company’s Board of Directors declared a dividend of one right (a “Right”) for each share of Common Stock and 100 Rights for each share of Preferred Stock outstanding as of the close of business on September 19, 2026 (the “Record Date”).

Under the Rights Plan, a person becomes an “Acquiring Person” upon the acquisition of beneficial ownership of 15% or more of the outstanding Common Stock (calculated on an as-converted basis) or 15% or more of the Company’s total voting power. MWP and its affiliates are designated as “Exempt Persons” under the Rights Plan and accordingly the issuance of shares to MWP pursuant to the SPA and the Option Agreement will not trigger the Rights.

Each Right initially entitles the registered holder to purchase one share of Common Stock at an initial purchase price of $0.0195 per share, subject to adjustment. The Rights expire on September 18, 2030, unless earlier redeemed or exchanged. The Board of Directors may redeem all outstanding Rights at $0.0001 per Right.

The foregoing description of the Rights Plan is a summary only and is qualified in its entirety by reference to the Rights Plan, a copy of which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 3.02- Unregistered Sales of Equity Securities

Effective as of September 18, 2026, the Company issued 1,621,026 shares of Preferred Stock to MWP as described in Item 1.01 above. The shares were issued in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder.

To the extent the grant of the Option under the Option Agreement constitutes a sale of securities under the federal securities laws, such grant was also made in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 3.03- Material Modification to Rights of Security Holders

On September 18, 2026, the Company adopted the Rights Plan as described in Item 1.01 above. The Rights Plan may have the effect of deterring, delaying or preventing a change of control of the Company, and may have the effect of making it more difficult for a person or group to acquire beneficial ownership of 15% or more of the outstanding Common Stock (on an as-converted basis) or 15% or more of the Company’s total voting power without the approval of the Company’s Board of Directors.

Item 5.01.- Changes in Control of Registrant

As a result of the transactions described in Item 1.01 above, MWP acquired 1,621,026 shares of Preferred Stock, which are convertible at any time into, and have equivalent voting and dividend rights as, an aggregate of 162,102,600 shares of Common Stock. Based on the 47,641,010 shares of Common Stock outstanding prior to the closing and the 162,102,600 shares of Common Stock issuable upon conversion of the Preferred Stock, MWP holds approximately 76.72% of the outstanding Common Stock on an as-converted basis (prior to exercise of the Option or exercise, conversion or exchange of any other securities convertible into, or exercisable or exchangeable for, Common Stock). If the Option is exercised in full, MWP would hold approximately 82.94% of the outstanding Common Stock on an as-converted basis (prior to exercise of the Option or exercise, conversion or exchange of any other securities convertible into, or exercisable or exchangeable for, Common Stock).

Item 5.02.- Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

Effective  as of September 18, 2026, and in connection with the transactions described in Item 1.01 above, Michael Williams was appointed to the Board of Directors as Chairman.

The Board reconstitution was effected pursuant to the terms of the SPA and was approved by the Board of Directors at the Special Meeting. No arrangements or understandings exist between any of the newly appointed directors and any other person pursuant to which such directors were appointed, other than the SPA.

A copy of Mr. Williams' professional biography is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 8.01 - Other Events

In a meeting of the Board on September 24, 2026, the Board of Directors of the Company approved and adopted the Company’s 2026 Stock Incentive Plan (the “Stock Incentive Plan”). The Stock Incentive Plan is intended to attract, retain, motivate, and reward employees, officers, directors, and consultants of the Company and its affiliates, and to align their interests with those of the Company’s stockholders by promoting long-term stockholder value. Under the Stock Incentive Plan, the Company may grant Awards (as defined in the Stock Incentive Plan), consisting of stock-based and cash-based incentives, to Eligible Persons (as defined in the Stock Incentive Plan). Up to 33,000,000 shares of Common Stock are reserved for issuance pursuant to Awards under the Stock Incentive Plan. The Stock Incentive Plan will be submitted to a vote of the Company’s shareholders.

The Company is in the process of planning its annual meeting of shareholders, which is expected to be held before the end of 2026. At the annual meeting, shareholders will vote on the election of directors, the Stock Incentive Plan and such other business as may properly come before the meeting.

The foregoing description of the Stock Incentive Plan is a summary only and is qualified in its entirety by reference to the Stock Incentive Plan, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on the Company's current expectations and projections about future events and financial trends, and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

The foregoing descriptions of the Rights Plan, the SPA, the Content License Agreement, the Software License Agreement, the Option Agreement,and the Stock Incentive Plan are qualified in their entirety by reference to such agreements, copies of which are filed as Exhibits 4.1, Exhibit 10.1, 10.2, 10.3 and 99.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01- Financial Statements and Exhibits

Exhibit No.	Description
4.1	Shareholder Rights Plan, dated September 18, 2026, between Bravo Multinational Incorporated and Transfer Online, Inc.
10.1	Share Purchase Agreement dated September 18, 2026 among MWP Entertainment Group, LLC and Bravo Multinational, Inc.
10.2*	Content License Agreement, dated September 18, 2026, between Bravo Multinational Incorporated and MWP Entertainment Group, LLC
10.3*	Software License Agreement, dated September 18, 2026, between Bravo Multinational Incorporated and MWP Entertainment Group, LLC
10.4	Option Agreement, dated September 18, 2026, between Bravo Multinational Incorporated and MWP Entertainment Group, LLC
99.1	Bravo Multinational Incorporated 2026 Stock Incentive Plan
99.2	Biography of Michael Williams
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules and exhibits to this exhibit have been omitted pursuant to Item 601(b)(2)(ii) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon its request

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 24, 2026	BRAVO MULTINATIONAL INCORPORATED

	By:	/s/ Richard Kaiser
Name: Richard Kaiser
Title: Director/CFO

-6-